UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) March 8, 2007

                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     1-7832                75-1729843
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  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)      File Number)       Identification Number)


                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)

                                  817-252-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01     Other Events

              On March 8, 2007, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's sales results for the five-week, fourth quarter, and year-to-date periods ended March 3, 2007. A copy of this press release is attached hereto as
              Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits

              (d) Exhibits.

              Exhibit No.       Description

              99.1 Press release dated March 8, 2007 announcing sales results for the five-week, fourth quarter and year-to-date periods ended March 3, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  PIER 1 IMPORTS, INC.
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Date March 8, 2007                         By:    /s/Michael A. Carter
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                                                  Michael A. Carter, Senior Vice
                                                  President and General Counsel,
                                                  Secretary